UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 26, 2006

Financial Institutions, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	0-26481	16-0816610
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

220 Liberty Street, Warsaw, New York		14569
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	585-786-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

Item 1.01 Entry Into A Material Definitive Agreement

On July 26, 2006 the Board of Directors of Financial Institutions, Inc. approved an amendment to the Company’s 1999 Management Stock Incentive Plan. The amendment gives discretion to the Company’s Compensation Committee to determine at the time of a restricted stock grant whether dividends payable on the participants’ unvested shares will be paid to the participant or reinvested in additional shares of restricted stock. Prior to this amendment dividends issued on unvested restricted stock were to be held by the Company for the benefit of the participant. The amendment is attached as Exhibit 10.1.

Also on July 26, 2006 Financial Institutions, Inc. Board of Directors approved grants of Non-Qualified Stock Options and grants of Restricted Stock to its officers under the Company’s 1999 Management Stock Incentive Plan (as amended). Grants to Executive and Senior officers were as follows:

Peter G. Humphrey, President and Chief Executive Officer
8,500 Non-Qualified Stock Options
4,200 Restricted Stock

James T. Rudgers, EVP and Chief of Community Banking
3,500 Non-Qualified Stock Options
2,000 Restricted Stock

Ronald A. Miller, EVP and Chief Financial Officer
1,650 Non-Qualified Stock Options
1,000 Restricted Stock

G. Daniel Hagi, EVP and Chief Risk Officer
1,650 Non-Qualified Stock Options
1,000 Restricted Stock

Kevin B. Klotzbach, SVP and Treasurer
1,650 Non-Qualified Stock Options
1,000 Restricted Stock

Bruce H. Nagle, SVP ad Director of Human Resources
1,650 Non-Qualified Stock Options
1,000 Restricted Stock

Martin B. Birmingham, SVP/Regional President/Senior Market Executive
1,650 Non-Qualified Stock Options
1,000 Restricted Stock

Richard J. Harrison, SVP and Retail Lending Administrator
1,650 Non-Qualified Stock Options
1,000 Restricted Stock

John J. Witkowski, SVP/Regional President/Retail Banking Executive
1,650 Non-Qualified Stock Options
1,000 Restricted Stock

The non-qualified stock options have a grant price of $19.75 per share, the closing price of the Company’s stock on July 26, 2006. The non-qualified stock options vest 25% each year on the first through the fourth anniversaries of the grant. The restricted stock shares vest 100% on the third anniversary of the date of the grant. For unvested restricted shares cash dividends paid on the Company’s common stock will be paid to the participants. Other terms of the non-qualified stock option grants are contained in the form of Non-Qualified Stock Option Agreement (Exhibit 10.2) and other terms of the restrictive stock awards are contained in the form of Restricted Stock Award Agreement (Exhibit 10.3).

Exhibits
The following exhibits are being filed with this report:

10.1 Amendment Number One To The Financial Institutions, Inc. 1999 Management Stock Incentive Plan
10.2 Form of Non-Qualified Stock Option Agreement Pursuant To The Financial Institutions, Inc. Management Stock Incentive Plan
10.3 Form of Restricted Stock Award Agreement Pursuant To The Financial Institutions, Inc. 1999 Management Stock Incentive Plan

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 10.1 Amendment Number One to the Financial Institutions, Inc. 1999 Management Stock Incentive Plan

Exhibit 10.2 Form of Non-Qualified Stock Option Agreement Pursuant To The Financial Institutions, Inc. Management Stock Incentive Plan

Exhibit 10.3 Form of Restricted Stock Award Agreement Pursuant To The Financial Institutions, Inc. 1999 Management Stock Incentive Plan

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Institutions, Inc.

July 28, 2006	By:	Ronald A. Miller

Name: Ronald A. Miller
Title: Executive Vice President and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Amendment Number One To The Financial Institutions, Inc. 1999 Management Stock Incentive Plan
10.2	Form of Non-Qualified Stock Option Agreement Pursuant To The Financial Institutions, Inc. Management Stock Incentive Plan
10.3	Form of Restricted Stock Award Agreement Pursuant To Financial Institutions, Inc. 1999 Management Stock Incentive Plan